UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013

NeoMedia Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Arapahoe Avenue, Suite 9, Boulder, Colorado	80302
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(303) 546-7946

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Regarding the Current Report on Form 8-K that we filed on May 1, 2013 (the “Original Form 8-K”), this amendment is being filed to include a letter from our former accountant that indicates whether or not the former accountant agrees with the Item 4.01 disclosures provided in the Original Form 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On April 25, 2013, the Audit Committee (the “Audit Committee”) of the Board of Directors of NeoMedia Technologies, Inc. (the “Company”) approved the dismissal of Kingery & Crouse, P.A. (“K&C”) as the Company’s independent registered public accounting firm, effective as of the date of K&C’s completion of the audit services for the fiscal year ended December 31, 2012 and the filing of the Company’s 2012 Annual Report on Form 10-K with the Securities and Exchange Commission.

The reports of K&C on the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, and included explanatory paragraphs.

During the Company’s fiscal years ended December 31, 2012 and 2011, and through April 25, 2013, the date of K&C’s dismissal, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and K&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of K&C would have caused K&C to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided K&C with a copy of this Form 8-K and requested that K&C provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not K&C agrees with the above disclosures. K&C has furnished to the Company a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of K&C’s letter, dated May 6, 2013, is filed as Exhibit 16.1 to this Form 8-K.

(b) Newly Appointed Independent Registered Public Accounting Firm

On April 25, 2013, the Audit Committee approved the appointment of StarkSchenkein, LLP (“Stark”) as the Company’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2013. During the Company’s fiscal years ended December 31, 2012 and 2011 and through April 25, 2013, neither the Company, nor anyone on its behalf, consulted Stark regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K under the Securities Act of 1933, as amended.

Since the Company moved its headquarters to Boulder, Colorado, in January 2012, it was deemed by our Audit Committee and Board of Directors that it would be more appropriate to utilize a firm located in our local geographic area.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

16.1	Letter from Kingery & Crouse, P.A., dated May 6, 2013, to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2013	NEOMEDIA TECHNOLOGIES, INC.

By: /s/ Barry S. Baer
Name: Barry S. Baer
Its: Chief Financial Officer